EXHIBIT 10.8

                           COMMERCIAL LEASE AGREEMENT

1.       PARTIES.

This Lease is made this 12th day of May, 2004 between 3700 GRAND AVENUE, L.L.C., A FLORIDA LIMITED LIABILITY COMPANY ("Landlord"), and POINTE BANK, A FLORIDA BANKING CORPORATION ("Tenant").

2.       DEMISED PREMISES.

Subject to the terms and provisions of this Lease, Landlord hereby leases to Tenant and Tenant hereby leases from Landlord, those certain Premises (the "Premises") located at 3386 South Douglas Road, Space B, Miami, Florida, 33133, County of Miami-Dade, State of Florida (the "Building"). A floor plan of the Premises is attached hereto and labeled "Exhibit B". Tenant's taking of possession of the Premises and its payment of the first month's Base Rent due hereunder shall constitute Tenant's acceptance of the Premises in all respects, including its square footage, configuration, and other physical features, subject to a standard punch list and any of Landlord's obligations under the Work Letter Agreement (Exhibit "A"). By taking possession of the Premises and paying the first month's Base Rent, the Tenant waives any objections to the square footage, configuration, and other physical features of the Premises, and the amount of Base Rent and all other charges due hereunder for the Lease of said Premises, subject to a standard punch list and any of Landlord's obligations under the Work Letter Agreement.

3.       USE OF PREMISES.

3.1 PERMITTED USE AND BUSINESS NAME. The Premises shall be used and occupied primarily as a retail and commercial bank with related financial activities, although other office uses not requiring modifications to the Premises are also permissible.

3.2      HOURS OF BUSINESS.  Standard banking hours.

3.3      OPENING AND CONTINUOUS OCCUPANCY. Intentionally Deleted.

3.4 TENANT'S COVENANTS AS TO USE AND OCCUPANCY. Tenant shall exercise reasonable care in its use of the Premises or Building and shall not do or permit anything to be done in or about the Premises or Building, nor bring nor keep anything in the Premises or Building which will in any way affect the fire or other insurance upon the Building, or any of its contents, or which shall in any way conflict with any statute, ordinance, rule, regulation, order, law or other requirement (collectively the "Laws") affecting the occupancy and use of the Premises or Building, which is now, or may hereafter be, enacted or promulgated by any public authority. Tenant shall not use, or allow the Premises to be used, for any illegal purpose, or any purpose constituting a public or private nuisance. Tenant shall promptly comply with and execute all of the aforesaid Laws and all rules, orders, and regulations of the Southeastern Underwriters Association for the prevention of fires, at Tenant's own cost and expense. It is understood by the Parties that Tenant is to maintain alarm systems, fire extinguishers, emergency exit signs, etc., at Tenant's sole expense, but that any extraordinary requirements imposed by the Fire Marshall or by changes in applicable codes will be shared equally between the Landlord and Tenant. Tenant shall pay for all damage and any amounts expended by Landlord to correct a breach by Tenant of this Section. On or prior to the Commencement Date and at all times during the Term of this Lease and any extensions or renewals thereof, Tenant shall, at its expense, obtain and maintain all permits,


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licenses, and other governmental authorizations which are necessary for the operation of its business in accordance with Section 3.1.

4.       TERM.

The term (the "Term") of this Lease shall be for a period of five (5) years commencing on the earlier to occur of (i) Sixty (60) days from the date that Landlord obtains either a Certificate of Occupancy ("CO") or Temporary Certificate of Occupancy ("TCO") for the Premises, (ii) or the date thereafter when Tenant opens for business (earlier being hereafter referenced as to the "Commencement Date"), and ending on the last date of the month any part of which is five (5) years from the Commencement Date, or sooner, if terminated as provided herein. If Tenant, with Landlord's prior consent, shall occupy the Premises before commencement of the Term, all provisions of this Lease shall be in full force and effect commencing upon the occupancy, and Base Rent and Additional Rent for such period shall be paid by Tenant at the same rate herein specified for the Term, however no payment of Base Rent or Additional Rent shall be due and owing until the Commencement Date. Tenant's occupancy for the purposes of conducting the build out shall be rent free until the Commencement Date. Tenant shall have the right to terminate this Lease in the event the Premises are not delivered to Tenant in the condition required under this Lease within one (1) year from the date hereof.

5.       TOTAL BASE RENT.

Total Base Rent, as more specifically set forth below, for the Initial Term of the Lease, shall be Sixty Seven Thousand Eight Hundred Dollars ($67,800.00), payable monthly as set forth below (and is based upon an initial lease rate of $15.00 per sq. ft. of leasable space calculated by taking the midline of the Premises' perimeter walls and deriving therefrom the square footage of the enclosed area.)

5.1 As rental for the lease of the Premises, Tenant shall pay to Landlord, at Landlord's address set forth in Section 22 hereof, or at such other place and to such other person as Landlord may from time to time designate in writing for the initial term of this Lease, total monthly base rent ("Base Rent") in the initial amount of One Thousand One Hundred Thirty Dollars ($1,130.00), plus applicable state sales tax, (subject to escalation as described in Section 5.2 below) payable in monthly installments, in advance, without notice, due on the first day of each calendar month during the Term of this Lease, free from all claims, demands, or setoffs against Landlord of any kind or character whatsoever. If the Term of this Lease shall begin or terminate on other than the first or last day respectively of a calendar month, all Base Rent and other charges accruing under this Lease for such portion of the partial calendar month shall be apportioned and paid on the basis of a third day month. In addition to any other sums due under this Lease, simultaneously with Tenant's execution of this lease, Tenant shall pay Landlord the first month's rent.

5.2 The Base Rent set forth in Section 5.1 above shall be adjusted at the beginning of each Lease Year (as hereinafter defined) during the term of this Lease (and any renewal hereof) by the greater of (i) three percent (3%) of the immediately preceding Base Rent, or (ii) the sum obtained by multiplying such Base Rent by a fraction, the numerator of which shall be the Consumer Price Index - U.S. City Average for All Urban Consumers, Unadjusted, All Items, (1982-84 equals 100) "CPI" for the month preceding the month of adjustment, and the denominator of which shall be the CPI for the month preceding the month of commencement of this Lease. A "Lease Year" shall be the twelve-month period commencing with the Commencement Date of this Lease and ending one year later, except for the last Lease Year of the Term, which may be less than twelve months.

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6.       PERCENTAGE OF RENT. Intentionally Deleted.

7.       OPERATING COST PASS THROUGH.

For purposes of this Lease, the following terms shall have the following meanings: "Parcel" means the land owned by Landlord on which the Building is located. "Tenant's Share" means and is agreed to be 22.50% subject to the written agreement of Tenant's architect, which must be delivered to Landlord prior to the Commencement Date or else the percentage set forth herein (which is derived by taking the Tenant's Leasable Space as the numerator of a fraction the denominator of which is the total FIRST FLOOR Leasable Space in the entire building located at 3386 South Douglas Road) shall be conclusive

In addition to Base Rent and adjustments thereto, Tenant shall pay to Landlord as additional rent Tenant's Share of all taxes (including, without limitation, all real estate taxes at the maximum discounted amount), assessments, insurance costs, common area cleaning, landscaping, electricity, water, sewer, garbage and trash removal, pest control, management fees not to exceed Three Percent (3%) of Base Rent, other utility services, operating costs, maintenance costs, service contracts, non-capital repair or replacement costs, impositions, governmental liens and any other charges, costs and expenses of Landlord of any nature and sort whatsoever, ordinary, foreseen, or unforeseen, computed on the accrual basis, which arise from Landlord's ownership, operation or use of the Parcel or Building, or any part thereof ("Operating Costs"). Operating Costs shall exclude only (i) electricity, water, sewer, and gas serving the Premises which shall be separately metered and paid by Tenant, (ii) janitorial, security, and telephone service to the Premises which shall be provided by Tenant at Tenant's sole expense and (iii) the repairs or replacement of air conditioning or heating system components serving the Premises, the cost of which shall be borne solely by Landlord for the first year of the Lease and then divided 50/50 between the Landlord and the Tenant for the remainder of the term of the Lease (and any renewals or extensions) to give each an incentive to maintain the HVAC in good condition, (iv) depreciation, (v) leasing commissions or fees, (vi) improvements to any tenant space, (vii) federal income tax, or (viii) mortgage principal or interest payments. Notwithstanding anything to the contrary contained herein, nothing set forth in this Section shall in any way be construed as a representation by Landlord or a requirement to perform any particular services of kind except as expressly set forth elsewhere in this Lease.

Tenant agrees to pay Tenant's Share of annual Operating Costs, plus applicable state sales tax thereon, together with installments of Base Rent, in monthly installments in advance during the Term of this Lease as may be estimated annually in advance by Landlord. Such payments shall be prorated for the first and last calendar years of the Term hereof if such term does not start on the first and end on the last day of a calendar year. Following the end of each calendar year, Landlord shall advise Tenant of Tenant's Share of the actual Operating Costs payable for the prior calendar year as computed based upon the actual cost thereof to the Landlord. If there shall have been an underpayment by the Tenant based on Landlord's estimates, the Tenant shall pay the difference within ten (10) days of request therefor from Landlord; if there shall have been an overpayment by Tenant, Tenant shall be given a credit towards the next due payment of Tenant's Share of Operating Costs for the current year.

The Tenant's Share of actual Operating Costs for the final calendar year of this Lease shall be due and payable even though it may not be finally calculated until after the expiration of the Lease Term. This covenant shall survive the termination or expiration of this Lease.

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Tenant shall have forty five (45) days from the date Landlord renders its annual reconciliation of Tenant's Share of annual Operating Costs including Landlord's calculation of Tenant's pro rata share thereof either to pay same or to object in writing to Landlord's calculations. If Tenant objects to Landlord's calculations, Tenant shall be afforded reasonable access to Landlord's books and records to assist the parties in resolving their disagreement. If the Tenant fails to object in writing within said 45 days, then it shall be conclusively presumed that Tenant thereby acknowledges it is liable for the amount of Tenant's Share of Annual Operating Costs as calculated and billed by the Landlord. In the event Tenant's audit reveals an overcharge in excess of ten percent (10%), Landlord shall reimburse Tenant's reasonable audit expenses including reasonable professional fees. Any overpayment by Tenant shall be deducted from subsequent payments of Base Rent until Tenant is fully repaid.

8.       TAXES.

All payments of Base Rent, Tenant's Share of Operating Costs, and any other charges arising under this Lease shall be paid by Tenant together with applicable Florida sales, use, and any other taxes thereon. The Tenant shall pay when due all taxes (whether imposed on the Landlord or Tenant) attributable to the personal property, trade fixtures, business income, occupancy, or sales of the Tenant or any other occupant of the Premises and to the use of the Building by the Tenant (collectively the "Business Tax". If the Tenant's Business Tax is payable by the Landlord, such charge to be computed for the entire period for which the amount is overdue. All late charges shall be due immediately upon demand by Landlord without set-off or defense.

9.       RENT PAST DUE.

In the event any installment of Base Rent, Tenant's Share of Operating Costs, or other charges accruing under this Lease shall become overdue ("overdue" being defined as more than 10 calendar days late), a late charge of five percent (5%) of the delinquent sum may be charged by Landlord. If any installment of Base Rent, Tenant's Share of Operating Costs, or other charges accruing under this Lease remain overdue for more than 15 days, an additional late charge in an amount equal to interest at the rate of 1 1/2% per month (18% per annum) or the maximum permitted by law, on the delinquent amount may be charged by Landlord, such charge to be computed for the entire period for which the amount is overdue. All late charges shall be due immediately upon demand by Landlord without set-off or defense.

10.      SECURITY DEPOSIT. Intentionally Deleted.

11.      IMPROVEMENTS AND DELIVERY OF POSSESSION.

Upon taking possession of the Premises for the purposes of conducting its build out pursuant to the Work Letter Agreement, Tenant shall inspect the Premises and provide to Landlord punchlist of items to be addressed by Landlord. If the condition of the Premises is not such that Tenant can reasonably commence its build out, Tenant shall have no obligation to take possession. No representations except those expressly contained herein have been relied on by Tenant with respect to the condition, design, amenities or agent, broker, officer or other representative of Landlord or which may be contained in any advertisement relating to the Building unless such representation is specifically set forth in this Lease or in the Work Letter Agreement. Any improvements which are permanently affixed or installed in the Premises (e.g. built-in cabinets and shelving which cannot be removed without damage to the premises) shall become Landlord's property and remain on the Premises upon the expiration or earlier termination of this Lease. Notwithstanding anything to the contrary contained in this Lease (including, without limitation, Section 3.4), the obtaining and maintenance of all permits, licenses, zoning and governmental


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authorizations required for Tenant's business operations shall be Tenant's sole responsibility and at Tenant's sole cost and expense and in no case shall the obtaining or maintenance of such be a condition to Tenant's obligations hereunder.

12.      NEGATION OF PERSONAL LIABILITY.

Notwithstanding anything to the contrary herein contained, Tenant agrees that Landlord's shareholders and officers shall have absolutely no personal liability with respect to any of the provisions of this Lease, or any obligation or liability arising therefrom or in connection therewith.

13.      RULES AND REGULATIONS.

The rules and regulations as may be hereafter adopted by Landlord for the safety, cleanliness and operation of the Building and the preservation of good order therein and for the most efficient use by all tenants, agents, employees, invitees, and visitors of the automobile parking spaces provided by Landlord, if any, are expressly made a part of this Lease and Tenant agrees to comply with such rules and regulations, which shall be enforced evenly against all tenants. No rules and regulations shall prohibit the reasonable use of the Premises by Tenant, its subleases (as allowed under par. 14 below), their agents, employees, invitees, and visitors for the purposes permitted by this Lease. The Landlord shall not be responsible to Tenant for any nonobservance of such rules and regulations by any other tenant of the Building. The rules and regulations shall be binding upon the Tenant upon delivery of a copy of them to Tenant. Current Rules and Regulations are attached hereto as Exhibit "C"

14.      ASSIGNMENT AND SUBLETTING.

Tenant shall not assign, sublet, mortgage, pledge, or hypothecate this Lease, or any interest therein, nor shall Tenant permit the use of the Premises by any person or persons other than Tenant, nor shall Tenant sublet the Premises, or any part thereof, without the written consent of Landlord, which consent shall not be unreasonably withheld. Any sale of stock of Tenant (if a corporation), assignment of partnership interest (if a partnership), assignment of beneficial interest (if a trust), or other device which has the effect of transferring the practical benefits of this Lease from the parties currently controlling Tenant, shall be a prohibited transfer.

15.      CONDITION OF DEMISED PREMISES: MAINTENANCE AND REPAIRS.

15.1 The parties agree that Tenant, except as provided in Section 15.2, will be responsible, at Tenant's sole costs and expense, and at all times throughout the term and any extensions thereof, for all maintenance, repairs, and replacements in, and on, or about the Premises and all equipment and property thereon shall be maintained in good condition, and in substantially the same condition as same existed upon the Commencement Date, reasonable wear and tear excepted, provided, however, that maintenance and repair of the HVAC system shall be the responsibility of Landlord alone for the first year of the Lease and thereafter divided 50/50 between Landlord and Tenant for the remainder of the Lease to give each hereunder an incentive to maintain the HVAC system in good condition. Tenant's responsibilities include, but are not limited to, the replacement, repair, and maintenance of all exterior and interior improvements, fixtures, appliances, equipment, and systems, including, but not limited to, HVAC as set forth above, plumbing, electrical systems, and plate glass; and all of the foregoing shall be maintained in good operating condition at all times, free of dirt, rubbish and other obstructions, and shall be kept immaculately clean. All replacements, repairs, and maintenance shall be performed by contractors or workman designated or approved by Landlord, such approval not to


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be unreasonably withheld or delayed. Tenant shall not commit nor allow any waste or damage to be committed on any portion of the Building or Premises. Tenant shall be responsible for the sanitation, storage and daily removal of all garbage generated by Tenant. Tenant shall perform the aforesaid maintenance, repairs, replacements, and services and shall otherwise use the Premises in a manner that is sensitive and consistent with the historic nature of the West Coconut Grove Historic District. If the Tenant does not make repairs promptly and adequately or otherwise fails to comply with this Section, the Landlord, after providing Tenant with written notice and a reasonable opportunity to cure, may, but need not, make repairs or correct such failure, and the Tenant shall pay Landlord the cost thereof on demand.

15.2 Landlord shall maintain and repair the roof and structure of the Building. The Landlord shall not be liable to the Tenant for any expense, injury, loss, or damage resulting from work done in or upon, or the use of any adjacent or nearby building, land, parking lot, street, or alley provided Landlord is not the party conducting such work. If any damage to the Premises or Building results from any act or neglect of the Tenant, its employees, agents, invitees, licensees, or contractors, after written notice and a reasonable opportunity to cure, the Landlord may, at the Landlord's option, repair such damage, whether caused to the Building or to tenants thereof, and the Tenant shall thereupon pay to the Landlord, upon demand, the total cost of such repairs and damages both to the Building and to the tenants thereof, plus a sum equal to twenty percent (20%) of such cost, representing Landlord's overhead.

16.      ALTERATIONS, ADDITIONS OR IMPROVEMENTS.

16.1 The Landlord shall, at its sole cost and expense, perform all work necessary to complete the Premises, including, without limitation, the work specified in the Work Letter Agreement. Any alteration(s) to the Build-Out requested by is subject to Landlord's prior approval which shall not be unreasonably withheld or delayed. Upon installation, all affixed and attached alterations shall become the property of Landlord and shall remain upon and be surrendered with the Premises. The right, title and interest of Landlord in all or any portion of the Premises, Building, underlying property or attached fixtures shall not be subject to any liens arising directly or indirectly out of any improvements, alterations or changes made to the Premises, or Building, by or on the behalf of Tenant, its officers, employees, services or agents.

16.2 Without limitation of the foregoing, and notwithstanding anything to the contrary elsewhere in this Lease, Tenant acknowledges the applicable government requirements for the Building, including without limitation the building and zoning codes of the City of Coral Gables.

16.3 Tenant shall keep the Premises and all parts thereof at all times free of mechanic's liens and any other lien for labor, services, supplies, equipment, or material purchased procured by Tenant. Tenant further agrees that Tenant will promptly pay and satisfy all liens of contractors, subcontractors, mechanics, laborers, material men and other items of like character, and will indemnify Landlord against all expenses, costs, and charges, including bond premiums for release of liens and attorney's fees and costs reasonably incurred in and about the defense of any suit in discharging the Premises from any liens, judgments, or encumbrances caused by Tenant. In the event any such lien shall be made or filed, Tenant shall bond against or discharge the same within thirty
(30) days after the same has been made or filed. It is understood and agreed between the parties hereto that the expenses, costs, and charges above referred to shall be considered as Rent due and shall be included in any lien or other claim for Rent.

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The Tenant herein shall not have any authority to create any liens for labor or material on the Landlord's interest in the Premises and all persons contracting with the Tenant for the construction or removal of any facilities or other improvements on or about the Premises, and all material men, contractors, mechanics, and laborers are hereby charged with notice that they must look only to the Tenant and to the Tenant's interests in the Premises to secure the payment of any bill for work done or material furnished at the request or instruction of Tenant.

17.      DESTRUCTION OF PREMISES.

If the Premises or the Building shall be destroyed by fire or other cause, or be so damaged thereby that they are untenantable and cannot be rendered tenantable within a reasonable time from the date of such damage, considering the extent of the damage, this Lease may be terminated by Landlord or Tenant by written notice given to the other within forty-five (45) days after the event causing such untenantability in which event rent shall cease as of the date of such untenantability and both parties shall be relieved of all further liability hereunder accruing after the effective cancellation date. If the damage or destruction is not sufficient to permit a termination of the Lease as above provided, a proportionate reduction shall be made in the rent herein reserved corresponding to the time during which, and applicable to the portion of the Premises of which, Tenant shall be deprived of possession. The decision of a licensed Florida architect or engineer hired by Landlord and approved by Tenant and certified in writing to Landlord and Tenant shall conclusively be deemed binding on the parties as to: (I) whether the Premises or Building are rendered untenantable, (ii) whether the Building or Premises can be rendered tenantable within a reasonable time, (iii) the percentage of the Premises rendered untenantable and the resulting percentage by which rent and other charges hereunder should abate during the period of untenantability, (iv) the date upon which the Premises are restored to tenantability. In no event shall Landlord be liable to Tenant for any damages resulting to Tenant from the happening of such fire or casualty or from the repairing or reconstruction of the Premises, except where caused by negligence or intentional act of the Landlord, its employees, or agents, or from the termination of this Lease as herein provided, nor shall Tenant be relieved thereby or in any such event from the Tenant's obligations hereunder except to the extent and upon the conditions expressly stated in this Section.

         In the event Landlord is required to restore the Premises, once the Landlord has repaired and redelivered the Premises to Tenant, Tenant shall not be obligated to pay Base Rent and Additional Rent until the earlier of (i) the date upon which Tenant recommences business from the Premises or (ii) sixty (60) days from the date of redelivery by Landlord, the intent being to provide Tenant with a reasonable opportunity to restore its improvements if necessary.

18.      ENTRY, INSPECTION, AND OTHER RIGHTS RESERVED TO LANDLORD.

Upon the giving of one (1) day prior written notice, Tenant will permit Landlord and its agents to enter the Premises, accompanied by an officer of Tenant, during all reasonable business hours, for the purpose of examining or inspecting the same or to make alterations, repairs, or additions to the Premises permitted or required hereunder or to any other portion of the Building, or for maintaining any service provided by Landlord to tenants in the Building, or for the purpose of removing placards, signs, fixtures, alterations or additions which do not conform to this Lease or the rules and regulations of the Building, or for any other purpose which Landlord reasonably deems necessary for the safety, comfort, or preservation of the Premises or Building and during such


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operations. Upon the giving of notice as required above, Tenant will permit
Landlord at any time within one hundred twenty (120) days prior to the expiration of this Lease to bring prospective tenants upon the Premises for purposes of inspection, and to put or keep upon the doors or windows thereof a "For Rent" and/or "For Sale" notice. Because of the nature of Tenant's business, Landlord hereby waives any right to retain a key to the Premises. However, during an emergency such as a fire or breaking and entering where any form of prior notice is not possible, Landlord shall be entitled to permit City fire and law enforcement personnel to enter the Premises and no entry permitted hereby shall in any way be deemed a breach of the covenant of quiet enjoyment. Landlord reserves the right to change the name and/or street address of the Building without liability of Landlord to Tenant but shall reimburse Tenant for reasonable costs associated with such a change (such as replacing Tenant's stationery and the like).

19.      INDEMNITY

         (a) Landlord shall not be responsible or liable for the theft, loss or damage to person or property in, on or about the Premises, and/or the Building. Tenant acknowledges and agrees that Landlord is not responsible for the security of the Premises or the Building in general. Landlord shall not be liable for any injury or damage to persons or property resulting from fire, explosion, falling plaster, gas, electricity, water, rain or leaks from any part of the Building. However, Landlord shall be responsible to Tenant for constructing all improvements to the Premises as set forth in Exhibit A according to the South Florida Building Code and all other applicable codes and regulations. The foregoing limitation on liability shall not apply where such loss or damage is caused by the negligence or intentional act (omission or commission) of Landlord, its employees, or agents.

         (b) Tenant and Landlord mutually agree that the Parties, at all times, will indemnify and hold harmless each other from all losses, damages, liabilities, and expenses (including reasonable legal fees and court costs) whatsoever, which may arise or be claimed against either, or any injuries or damages to the persons or property of any persons, firms, or corporations consequent upon or arising from neglect or fault of either Party, their agents, employees, customers, or invitees, or from either Party's failure to comply with the terms and provisions of this Lease and/or any applicable laws. The provisions of this paragraph shall survive any termination or cancellation of the Lease.

20.      INSURANCE.

The Tenant shall maintain at its expense throughout the terms of this Lease the following insurance coverages: (i) liability insurance for bodily injury and property damage to protect both Landlord and Tenant against damage, costs, and attorneys' fees arising out of accidents of any kind occurring on or about the Premises and Building (including all Common Facilities) with combined single limit liability coverage of not less than $1,000,000 and property damage coverage of not less than $100,000; (ii) fire and extended casualty insurance with sufficient coverage to reimburse the loss of all of Tenant's improvements to the Premises, and all of Tenant's fixtures, equipment, personal property and inventory; (iii) plate glass insurance to protect both Landlord and Tenant covering the replacement value of all plate glass in or about the Premises; and
(iv) appropriate worker's compensation and any and all other insurance required by law.

All insurance shall be written by a company or companies qualified to do business in Florida and reasonably acceptable to Landlord. A certificate of duplicate policies showing such insurance in force shall be delivered to Landlord prior to the Commencement Date, and such insurance and updated


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certificates or renewed policies shall be maintained with Landlord throughout the term of this Lease. No policy shall be canceled or subject to reduction in coverage or other change without at least 30 days advance written notice to Landlord. All policies shall be written as primary policies, not contributing "policies", with, and not in excess of, coverage Landlord may carry. To the extent permitted by its insurers, Tenant hereby waives any right of recovery against Landlord for any loss covered by Tenant's insurance or for which Tenant is required to maintain insurance hereunder. Tenant shall apply to its insurers to obtain such waiver and shall obtain any special endorsements if required by its insurer to evidence compliance with such waiver.

All Policies referred to above shall: (i) be taken out with insurers licensed to do business in Florida and reasonably acceptable to the Landlord; (ii) be in a form reasonably satisfactory to the Landlord; (iii) be non-contributing with, and shall apply only as primary and not as excess to any other insurance available to the Landlord or the Mortgagee; and (iv) contain an undertaking by the insurers to notify the Landlord by registered or certified mail not less than 30 days prior to any material change, cancellation, or termination. Tenant shall deliver to Landlord each year during the Term of this Lease, on or before the anniversary of the Commencement Date, evidence of the renewal and payment of the premium therefor, of all insurance required to be maintained by Tenant hereunder. Certificates of insurance on the Landlord's standard form or, if required by the Mortgagee, copies of such insurance policies certified by an authorized officer of Tenant's insurer as being complete and current, shall be delivered to the Landlord promptly upon request. If (a) the Tenant fails to take out or to keep in force any insurance referred to in this Section, or should any such insurance not be approved by either the Landlord or the Mortgagee, and (b) the Tenant does not commence and continue to diligently cure such default within 48 hours after written notice by the Landlord to the Tenant specifying the nature of such default, then the Landlord has the right, without assuming any obligation in connection therewith, to effect such insurance at the sole cost of the Tenant and all outlays by the Landlord shall be paid by the Tenant to the Landlord without prejudice to any other rights or remedies of the Landlord under this Lease.

21.      UTILITIES AND SERVICES.

Electricity, water and sewer, trash removal, and any other utilities for the Premises shall be separately metered and billed when possible in the name of Tenant and the cost thereof, together with the cost and performance of janitorial, telephone, and security service for the Premises shall be Tenant's sole responsibility. Landlord shall provide a dumpster for Tenant's use. Landlord shall not liable to Tenant for any interruption in the service of any utility except where caused by the negligence or intentional act (omission or commission) of the Landlord, its agents, or employees. No interruption or failure of such utilities or services shall relieve Tenant from the obligation to pay the full amount of rent and other charges herein reserved, nor shall the same constitute a constructive or other eviction of Tenant, unless such interruption or failure is caused by Landlord its employees or agents, and continues for an unreasonable amount of time.

22.      NOTICES.

In every instance where it shall be necessary or desirable for the Landlord to serve any notice or demand upon the Tenant, it shall be sufficient:

         (a) To deliver or cause to be delivered to the Tenant at the Premises a written copy thereof and a copy to Tenant at Pointe Bank, 21845 Powerline Road, Boca Raton, Florida 33433, attn: Bradley Meredith, Senior Vice President and CFO ("Tenant's Corporation Headquarters"), or

         (b) To send a written copy thereof by United States certified mail, postage prepaid, addressed to the Tenant at the Premises and a copy to Tenant at Tenant's Corporate Headquarters, or

         (c) To leave a written copy thereof in or upon the Premises or to affix the same upon any door leading into the Premises with a copy delivered to Tenant at Tenant's Corporate Headquarters, in which event the notice or demand shall be deemed to have been served at the time the copy is so left or affixed.

All notices or demands shall be signed by the Landlord or its agent. Where the Tenant desires to serve notice or demand upon the Landlord, such notice or demand shall be sent certified mail return receipt requested, postage prepaid to Landlord at the following address:

                           3700 Grand Avenue, L.L.C.
                           Attn:  Anthony R. Parrish, Jr., Manager
                           145 Grand Avenue
                           Coral Gables, Fl. 33133

Any notice to be given to Tenant prior to the commencement or subsequent to Tenant's occupancy under this Lease shall be sent to Tenant at its corporate headquarters address set forth above.

Except as otherwise provided herein, notice given by personal delivery shall be effective as of the date of delivery; notice mailed shall be effective as of the second day (not a Saturday, Sunday, or legal holiday) next following the date of mailing; notice by Federal Express shall be effective on the next business day following the date of sending.

23.      DEFAULT.

Tenant covenants and agrees that any of the following events shall be a default (hereinafter a "Default") under this Lease: (i) if any false or materially misleading financial report or statement is furnished or made by or on behalf of Tenant or any guarantor of any of Tenant's obligations hereunder; or (ii) if Tenant fails to pay Base Rent, Percentage Rent, or Tenant's Share of Operating Costs as and when it becomes due including a five (5) day grace period after written notice from Landlord, or (iii) if Tenant shall fail to perform or observe or breach any covenant, condition, or agreement to be performed or observed by Tenant hereunder (other than the payment of rent) after thirty (30) days written notice and opportunity to cure (except such time period shall be extended to sixty (60) days in the event a cure is not reasonably possible with thirty (30) days, provided further that Tenant commenced a cure within the first thirty (30) days and continues to cure with reasonable diligence); or (iv) if Tenant shall cease doing business as a going concern, make an assignment for the benefit of creditors, generally not pay its debts as they become due, admit in writing its inability to pay its debts as they become due, become insolvent (i.e. greater liabilities than assets), or take any action looking to its dissolution of liquidation; or (v) if Tenant should file for relief, or have filed against them, an action under any provision of any state or federal bankruptcy or insolvency law; or (vi) if Tenant shall abandon or vacate the Premises except for a temporary vacating of the Premises for remodeling so long as Tenant continues to pay all rent due hereunder; or (vii) if applicable governmental authority determines that unpleasant noises, odors, or other nuisance or nuisances emanate from the premises and Tenant does not take immediate steps to eliminate such noises and/or odors and/or nuisances or fails to eliminate such noises, odors, or nuisances permanently within thirty (30) days of notice from said authority; or (viii) if Landlord has sent Tenant, at any time during the term of this Lease, two notices for the same type of material lease violation which have not been cured.

In the event of any such Default, Landlord may, at its option, without notice, elect any of the following remedies:

         (a) Re-take and recover possession of the Premises and terminate this Lease; or

         (b) Re-take and recover possession of the Premises, without terminating this Lease, in which event Landlord may re-rent the Premises as agent for and for the account of Tenant and recover from Tenant the difference between the rental herein specified and the rent provided in such re-rental, less all of Landlord's costs and expenses of re-renting, including, without limitation, attorneys' fees plus all other sums due hereunder; or

         (c)      Take any other action as may be permitted at law or in equity.

All of the Landlord's remedies contained in this Lease shall be cumulative and election by Landlord to take any one remedy shall not preclude Landlord from taking any other remedy not by its nature absolutely incompatible with any previously or contemporaneously elected remedy. The Landlord may, at its option, apply any sums received from the Tenant against any amounts due and payable by the Tenant under this Lease in such manner as the Landlord sees fit and regardless of the express purpose for which the tender was made and regardless of any endorsement placed on the check by which payment is made.

24.      ATTORNEYS' FEES AND COSTS.

All reasonable legal fees and costs, including costs and fees including costs and fees on appeal, arising from any litigation between Landlord and Tenant shall be awarded to the prevailing party.

25.      NON-WAIVER OF BREACH.

Landlord's failure to take advantage of any default or breach of covenant on the part of Tenant shall not be construed as a waiver thereof, nor shall any custom or practice which may grow between the parties in the course of administering this Lease be construed or to waive or to lessen the right of Landlord to insist upon the strict performance by Tenant of any term, covenant or condition hereof, or to exercise any rights of Landlord on account of any such default. A waiver of a particular breach or default shall not be deemed to be a waiver of the same or any other subsequent breach or default. No surrender of the Premises for the remainder of the term hereof shall operate to release Tenant from liability hereunder without specific agreement of the parties.

26.      SUBORDINATION BY TENANT.

This Lease and Tenant's rights hereunder, are hereby made expressly subject and subordinate to any and all security agreements, mortgages, ground or underlying leases, or like instruments resulting from any financing or refinancing affecting the Premises or Building (or any portion thereof) which are currently in existence or which may hereafter be created by Landlord, or its successors or assigns, including any and all extensions and renewals, substitutions, and amendments thereof, and to any and all advances made or to be made under same (collectively the "Mortgage"). This provision shall be self-operative without the execution of any further instruments. Tenant agrees to execute any instrument or instruments which the Landlord may deem necessary or desirable to further evidence the foregoing subordination. Tenant further agrees to make such reasonable modifications to this Lease (not increasing Tenant's obligations hereunder) as may be requested by the holder of any such Mortgage (the "Mortgagee").

27.      TIME.

It is understood and agreed between the parties hereto that time is of the essence under this Lease, and to all of the terms, conditions, and provisions contained herein. Any time period herein described of ten (10) days or more shall mean calendar days; less than ten (10) days shall mean business days.

28.      TRANSFERABILITY BY LANDLORD.

Landlord shall have the right to transfer and assign, in whole or in part, all and every feature of its rights and obligations hereunder as part of a conveyance of the Building and underlying property and, upon such assignment of this Lease or conveyance of the Building, the Landlord named herein shall be released from all subsequent obligations or liabilities hereunder which have been transferred and assumed by the Landlord's successor in interest, and Landlord's successor in interest shall become the new Landlord hereunder and responsible to Tenant for all obligations of Landlord under this Agreement.

29.      AMENDMENT OF LEASE.

This Lease may not be altered, changed, or amended, except by an instrument in writing, signed by both parties. This Lease and any exhibits contain the entire agreement reached in all previous negotiations between the parties hereto and there are no other representations, agreements, or understandings of any kind, either written or oral, except as specifically set forth herein.

30.      CONDEMNATION.

In the event all or any material part of the Building shall be taken or condemned for any public or quasi-public use or purpose, the Landlord may, at its option, terminate this Lease from the time title to or right to possession of the Building shall vest in or be taken for such public or quasi-public use or purpose. Tenant shall not be entitled to receive any portion of any award made or paid to Landlord representing the property or interest of Landlord taken or damaged. Tenant shall have the right to claim and recover from the condemning authority, but not from Landlord, such special and separate damages as may be recoverable by Tenant independent of and without diminution of Landlord's recovery. Except as set forth above, any non-material partial taking shall be treated in the same manner as a casualty loss for which neither party elects to terminate this Lease, as provided herein.

31.      SURRENDER OF DEMISED PREMISES.

Tenant agrees to surrender the Premises at the termination of the tenancy herein created in the same condition as received by Tenant, reasonable use and wear thereof excepted.

32.      HOLDING OVER.

In case of holding over by Tenant after expiration or termination of this Lease, Tenant shall be deemed a ten ant at sufferance and will be liable for Landlord's damages due to such holdover and, in addition, shall pay for each month of such holdover period 150% the amount of the rent and other charges accruing for the last month during the term of this Lease. No holding over by Tenant after the term of this Lease shall operate to extend the Lease, except that Landlord, at its option, by written notice to Tenant, may elect to consider Tenant's withholding of the Premises as a holdover of this Lease and treat Tenant as a tenant for another year on the same terms and conditions as are contracted in this Lease, in which case the total rental shall be 150% the rate stipulated herein.

33.      QUIET ENJOYMENT.

Tenant shall and may peaceably have, hold, and enjoy the Premises subject to the terms of this Lease and provided Tenant pays the rental herein reserved and performs all the covenants and agreements herein contained.

34.      ATTORNMENT.

In the event of any foreclosure of any mortgage encumbering the Building, or deed-in-lieu thereof, or sale of the Building, Landlord shall be released from all liability hereunder and Tenant shall attorn to the purchaser upon any such foreclosure or sale and recognize such purchaser as the Landlord under this Lease.

35.      ESTOPPEL CERTIFICATE.

Within five (5) days after request therefor by Landlord, but no more than three
(3) times in any lease year, Tenant shall deliver to Landlord, in a form satisfactory to Landlord, a certificate certifying (i) the good standing and absence of default under this Lease; (ii) the absence of set-offs to charges hereunder; (iii) the validity and completeness of a copy of this Lease and all amendments to be attached to the certificate; (iv) the amount of pre-paid rent;
(v) the amount of security deposit; (vi) the commencement and expiration dates hereof, (vii) the dates and amounts of the last made and next due rental installments; and (viii) such other matters as Landlord shall request.

36.      SIGNAGE AND WINDOW TREATMENTS.

Landlord shall provide to Tenant exterior building signage on the Grand Avenue and Douglas Avenue facades, subject to approval from the applicable government authority, at a location and size mutually agreeable to Landlord and Tenant.

37.      PARKING.

Tenant shall be entitled to the exclusive use of three (3) on site parking spaces during all of Tenant's business hours.

38.      ALARM BOX.

Should Tenant install an alarm box, that alarm box must not be visible from the street.

39.      BROKERAGE.

Tenant represents and warrants that there are no brokers involved in this Lease transaction representing Tenant.

40.      RECORDING.

Tenant or anyone claiming under Tenant shall not record this Lease or any memorandum thereof without the prior written consent of Landlord. Landlord shall be entitled, but not required, to record a short form of memorandum (the "Memorandum") of this Lease. Within five (5) days of written request by Landlord, Tenant shall execute Landlord's form Memorandum and promptly return such to Landlord.

41.      AUTHORITY.

Tenant is a duly authorized and existing banking corporation qualified to do business in the state in which the Premises are located, and Tenant has full right and authority to enter into this Lease, and each of the persons signing on Tenant's behalf are authorized to do so. In addition, Tenant warrants that it is not necessary for any other person, firm, corporation, or entity to join in the execution of this Lease to make the Tenant's execution complete, appropriate and binding.

42.      SEVERABILITY.

Inapplicability, invalidation, or unenforceability of any one or more of the provisions of this Lease or any instrument executed and delivered pursuant hereto, by judgment, court order, or otherwise, shall in no way affect any other provision of this Lease or any other such instrument, which shall remain in full force and effect.

43.      LIEN UPON TENANT'S PROPERTY. Intentionally Deleted.

44.      EFFECT OF UNLAWFUL RETENTION OF PREMISES BY OTHER. Intentionally
Deleted

45.      BINDING EFFECT.

This instrument becomes effective as a Lease only upon execution and delivery of both Landlord and Tenant.

46.      WAIVER OF JURY TRIAL.

Tenant and Landlord hereby waive any and all right to a jury trial of any issue or controversy arising under this Lease, related to the Premises or the relationship of the parties created hereby. Any litigation arising between the parties shall be maintained solely in the state court of competent jurisdiction in Miami-Dade County, Florida, and the Landlord, hereby irrevocably submit themselves to the jurisdiction of said courts for all purposes in connection herewith.

47.      DISPLAYS. Intentionally Deleted.

48.      COVENANT OF RENT. Intentionally Deleted.

49.      CONCLUSIVENESS OF LANDLORD'S BILLING.

If Tenant has any objection or dispute with any building or invoicing by the Landlord under or pursuant to this Lease, Tenant shall object in writing to the Landlord within thirty (30) days from the date of receipt of the invoice. The foregoing shall not apply to Landlord's annual reconciliation of Operating Costs, objects to include shall be goverened by Section 7 of this Lease. In the event Tenant fails to so object in writing to any invoice from the Landlord, the parties agree that it shall be conclusively presumed that such billing is accurate in all respects, that Tenant has no defenses to the payment of such invoice, and that Tenant is fully liable for the payment of the invoice.

50.      FORCE MAJEURE.

This Lease and the obligations of the Tenant and the Landlord hereunder shall not be affected or impaired and the parties hereto shall not be liable to one another in the event either is unable to fulfill any of its obligations hereunder or is delayed in doing so if such inability or delay is caused by force majeure. The term force majeure as used in this Lease shall mean Acts of God, labor disputes (whether lawful or not), material or labor shortages, restrictions by any governmental authority, civil riots, floods or other cause beyond the performing party's control. The foregoing shall not apply to any monetary obligation of the Tenant hereunder.

51.      INTERPRETATION.

The captions, sections, clauses, article numbers, section numbers and table of contents, if any, of this Lease are inserted for convenience only and in no way limit, enlarge, define, or otherwise affect the scope or intent of the Lease or any provision thereof. The parties hereto intend that the interpretation and enforcement of this Lease be governed by the laws of the State of Florida. If there is more than one Tenant, the obligations and liabilities hereunder imposed upon Tenant shall be joint and several. The words "Landlord" and "Tenant" shall also extend to and mean the successors in interest of the respective parties hereto and their permitted assigns, although this shall not be construed as conferring upon the Tenant the right to assign this Lease or sublet the Premises or confer rights of occupancy upon anyone other than Tenant. All charges due from Tenant to Landlord hereunder, including, without limitation, any charges against Tenant by Landlord for services or work done on the Premises by order of Tenant, except sales tax, shall be deemed additional rent, shall be included in any lien for rent, and shall be paid (including sales tax) without setoff or defense of any kind. Provisions inserted herein or affixed hereto shall not be valid unless appearing in the duplicate original hereof held by the Landlord and initialed by the Parties hereto. This Lease and the exhibits, schedules, addenda, and riders attached hereto are incorporated herein and set forth the entire agreement between the Landlord and Tenant concerning the Premises and Building and there are no other agreements or understandings between them. This Lease and its exhibits, schedules, addenda, and riders may not be modified except by agreement in writing executed by the Landlord and Tenant. Nothing in this Lease creates any relationship between the parties other than that of lessor and lessee and nothing in this Lease constitutes the Landlord a partner of the Tenant or a joint venturer or member of a common enterprise with the Tenant.

         IN WITNESS WHEREOF, Landlord and Tenant have duly executed this Lease in several counterparts as of the day and year first above written, each of which counterpart shall be considered an executed original. In making proof of this Lease it shall not be necessary to produce or account for

Witnesses:                            LANDLORD:
                                      3700 GRAND AVENUE, L.L.C.,  A FLORIDA
                                      LIMITED LIABILITY COMPANY

/s/ (illegible)                           /s/ A.R. Parrish
------------------------------------  ----------------------------------------
                                      By: A.R. Parrish
                                         -------------------------------------
/s/ (illegible)                           Manager
------------------------------------



                                      TENANT:
                                      POINTE BANK, a Florida banking corporation

/s/ Susan E. Davey                        /s/ Bradley R. Meredith
------------------------------------  ---------------------------------------
                                      By: Bradley R. Meredith
                                         -------------------------------------
/s/ Lois K. Booth                         SVP/Chief Financial Officer
------------------------------------

                              SCHEDULE OF EXHIBITS
                                    EXHIBIT A
                           "Build-Out" of the Premises
                                 to be attached.


                             3700 GRAND AVENUE, LLC
                                145 GRAND AVENUE
                          CORAL GABLES, FL. 33133-4839


                                  EXHIBIT "A"
                             WORK LETTER AGREEMENT

3700 Grand Avenue, LLC, a Florida limited liability company ("Landlord"), and Pointe Bank, a Florida banking corporation ("Tenant") hereby agree that the following shall be the scope of the work to be performed by Landlord at Landlord's expense as the Tenant Improvement Allowance pursuant to the Commercial Lease Agreement between the Parties dated May 12, 2004. Landlord has given Tenant a TI Allowance of $20.00 psf of air-conditioned interior space, which comes to $18,520.00 for Tenant's 926 sq. ft. of leased premises (excluding common area).

1. FLOOR PLAN: The floor plan shall be that provded to Landlord by Tenant which is denoted as "Plan D" and attached hereto, and which shall be built out in Space "B" of the Grand Island Building.

2. INTERIOR WALLS: All interior walls shall be smooth finish dry wall painted white.

3. CEILING: All ceilings shall be drop ceilings with acoustical tile of 2'X4' Armstrong "Cortega" type.

4. LIGHTING: Each 50 sq. ft. of room shall have one fluorescent light fixture of 2'X4' Lay-in "Lightolier" Grade lensed type installed in the ceiling.

5. INTERIOR DOORS: All interior doors shall be hollow core doors painted white.

6. PLUMBING FIXTURES: Plumbing fixtures supplied and installed by Landlord are comprised of one ADA compliant sink and toilet and mirror.

7. ELECTRICAL: Landlord shall supply one electrical outlet per 15 linear feet of wallspace.

8. EXTERIOR DOORS: Landlord shall supply one glass entry door as per the permitted plans (not a double door as shown on Plan D). The existing Douglas Road entrance shall be sealed at Landlord's expense.

9. TELECOMMUNICATIONS: Landlord shall supply one entry box "stub up" in ceiling per 15 linear feet of wall space.

10. HVAC: Landlord shall supply one Titus 250-AA Ceiling Diffuser per 150 sq. ft. Landlord shall supply Carrier type HVAC as per the permitted plans.

11. FLOORING: Landlord shall supply glue-down carpet of $10.00 per yard installed for all interior spaces except the lavatory. The lavatory floor shall be tiled with white ceramic tile of $2.25 per sq. ft. installed.

    TEL: (305) 442-1999 FAX: (305) 442-1906 EMAIL: APARRISH@WINDANDRAIN.COM

                             3700 GRAND AVENUE, LLC
                                145 GRAND AVENUE
                          CORAL GABLES, FL. 33133-4839


12. TENANT'S EXPENSE: Any and all upgrades from the above item 1 thru 11 shall be at Tenant's sole expense, including, but not limited to: all cabinetry, all glass partitions; all additional plumbing fixtures (including installation); all installation cost associated with Tenant's ATM facility; all security systems (including installation and additional reinforcement of partitions or ceilings); all signage (including installation). However, to the extent that there is any amount remaining from the $20 psf TI Allowance (including 10% Contractor's OH and Profit), then Tenant shall be allowed to apply such remaining amount against the additional cost.

Witness:                            LANDLORD:
                                    3700 GRAND AVENUE, LLC, a Florida limited liability company

/s/ David A. Messinger              By:    /s/ A.R. Parrish
--------------------------------        --------------------------------------
                                    Name:  A.R. Parrish
/s/ [illegible]                     Title: Manager
--------------------------------


                                    TENANT:
                                    POINTE BANK, a Florida banking corporation

/s/ Lois K. Booth                   By:     /s/ Bradley R. Meredith
--------------------------------        --------------------------------------
                                    Name:   Bradley R. Meredith
/s/ Susan E. Davey                  Title:  SVP/Chief Financial Officer
--------------------------------



    TEL: (305) 442-1999 FAX: (305) 442-1906 EMAIL: APARRISH@WINDANDRAIN.COM

                                 (FLOOR PLAN D)

                               (GRAPHIC OMITTED)

                                    EXHIBIT B


                                  (FLOOR PLAN)


                                (GRAPHIC OMITTED)

                        EXHIBIT C - RULES AND REGULATIONS

1. In the event of any conflict between the terms of these rules and regulations and the express provisions of the Lease, the express, applicable provisions of the Lease shall control.

2. Tenant, or the employees, agents, servants, visitors, or invitees of Tenant shall not at any time place, leave, or discard any rubbish, paper, articles, or object of any kind whatsoever outside the doors of the Premises or in the corridors or passageways of the Premises.

3. Tenant shall not place, or cause or allow to be placed, any sign, placard, picture, advertisement, notice, or lettering whatsoever, in, about or on the exterior of the Premises or Building except in and at such places as may be designated by Landlord and consented to by Landlord in writing.

4. Without Landlord's prior approval, Tenant shall not place, or cause, or allow to be placed, any satellite dish, communications equipment, computer or microwave receiving equipment, antennae, or other similar equipment about or on the exterior of the Premises. Any such equipment so placed may be removed by Landlord without notice to and at the expense of Tenant.

5. Canvassing, soliciting, or peddling in the Building and or Premises is prohibited and Tenant shall cooperate reasonably to prevent same.

6. Tenant shall not bring or permit to be brought or kept in or on the Premises any inflammable, combustible, corrosive, caustic, poisonous, or explosive substance, or firearms, or cause or permit any odors to permeate in or emanate from the Premises.

7. No additional locks or bolts of any kind shall be placed on any door in the Building or the Premises and no lock on any door therein shall be changed or altered in any respect WITHOUT LANDLORD'S PRIOR APPROVAL. All keys shall be returned to Landlord upon the termination of this Lease. Landlord may at all times keep a pass key to the Premises. All entrance doors to the Premises shall be left closed at all times and left locked when the Premises are not in use.

8. Tenant shall give immediate notice to Landlord in case of known theft, unauthonized solicitation, or accident in the Premises or of known defects therein or in any fixtures or equipment, or of any known emergency in the Building.

9. Tenant shall not use the Premises or permit the Premises to be used for photographic, multilith or multigraph reproductions, except in connection with its own business and not as a service for others without Landlord's prior written permission.

10. Without Landlord's prior permission, no animals or birds shall be permanently brought or kept in or about the Premises; provided, however, that nothing contained herein shall be construed as preventing Tenant's customers from being accompanied by their pets.

11. No awnings, draperies, shutters, or other interior or exterior window coverings that are visible from the exterior of the Building or from the exterior of the Premises within the Building may be installed by Tenant without Landlord's prior written consent.

12. Tenant shall not place, install, or operate within the Premises or any other part of the Building any engine, stove, or machinery, or conduct mechanical operations therein, without the written consent of Landlord.

13. No portion of the Premises or any other part of the Building shall at any time be used or occupied as sleeping or lodging quarters.

14.      Tenant shall, at all times keep the Premises neat and orderly.

15. The toilet rooms, urinals, wash bowls, and other apparatus shall not be used for any purpose other than that for which they were constructed and no foreign substance of any kind whatsoever shall be thrown therein. The expenses of any breakage, stoppage, or damage resulting from the violation of this rule shall be borne by the Tenant who (or whose employees or invitees) shall have caused such damage.

16. All tenant modifications resulting from alterations or physical additions in or to the Premises must conform to all applicable building and fire codes. Tenant shall obtain written approval from Landlord not to be unreasonally withheld or delayed, prior to commencement of any such modifications and shall deliver as built plans to the management office upon completion.

17. Persons using the parking area do so at their own risk. Landlord specifically disclaims all liability, except when caused solely by its gross negligence or willful misconduct, for any personal injury incurred BY TENANTS (or Tenant's customers, employees or agents) USE OF the parking area, their agents, employees, family, friends, guests or invitees, or as a result of damage to, theft of, or destruction of any vehicle or any contents thereof as a result of the operation or parking of vehicles.

                                    ADDENDUM
  TO LEASE BETWEEN POINTE BANK, A FLORIDA BANKNG CORPORATION (THE "TENANT") AND 3700 GRAND AVENUE, L.L.C., A FLORIDA LIMITED LIABILITY COMPANY (THE "LANDLORD")

The following provisions are in addition to the provisions of the Lease dated the 12th day of May, 2004 of (the "Lease") to which this Addendum is attached, and in the event of a conflict between the provisions of the Lease and this Addendum, the terms and provisions of this Addendum shall control.

1. From the date hereof forward, other than Tenant, the Landlord shall neither permit (nor enter into or approve) any lease or assignment or sublease which would result in there being any additional federal or state chartered savings and loan institutions, associations, savings banks, commercial bank, credit unions, or other financial institutions whose primary business is the gathering of retail deposit and/or lending activities as tenants of the Building at any time during Tenant's tenancy and any renewals thereof. The restriction contained in this paragraph shall remain in effect so long as Pointe Bank is a tenant of the Building.

         It is further agreed that a violation of this provision by the Landlord or any tenant is not capable of measurement in terms of money damages. Accordingly, the parties strictly and expressly agree that for a violation hereof by Landlord or any other tenant, Tenant shall be entitled, in addition to any other lawful relief, to both a temporary restraining order and a permanent injunction enjoining either the letting of the premises in contemplated violation hereof, or the continued occupancy of the premises should a tenant occupy premises in the Building in violation hereof. In the event the court shall issue either a temporary restraining order or a permanent injunction or both, upon application, Tenant shall be entitled to its costs and its reasonable attorney's fees through both the trial and appellate proceedings.

2. Notwithstanding anything to the contrary contained in the Lease, the obligations to maintain or conform to any specified business hours or hours of operation shall not apply to Tenant except and to the extent that Tenant shall keep the Premises open for business during the usual and customary business hours of savings banks located in the geographical area surrounding the leased property, except federal and state holidays, and unless prevented from doing so by strikes, war, fire, casualty or other causes beyond Tenant's control; provided, however, nothing herein contained shall prohibit or prevent Tenant from keeping the Premises open for business for more hours than specified herein, as Tenant shall determine at its discretion. Further, Tenant shall be allowed to vacate the Premises for remodeling or other reasons, including abandonment of the Premises providing Tenant continues to pay all Tenant Payments and other sums due hereunder.

3. Notwithstanding anything to the contrary contained in the Lease, Tenant shall have the right without Landlord's consent to assign, transfer, or sublet the Premises, or a portion of the Premises, (i) to a subsidiary or wholly owned affiliate of Tenant, (ii) to its holding company or (iii) to any other party or entity acquiring the Tenant.

4. Notwithstanding anything to the contrary contained in the Lease, Tenant shall have the right to install signs on the windows, doors and entry way of the Premises such as are normal and customary for a savings and loan association, savings bank or bank or are required or permitted by Federal and State Regulations. Tenant shall also have the option, at its sole discretion and cost of installing a sign in any existing or proposed pylon sign at no additional rental cost. If no space currently exists for Tenant's sign in any existing or proposed pylon sign, Tenant shall have the right to put its sign in the first available space in the pylon sign. Tenant shall have the option of installing an


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

Automatic Teller Machine ("ATM") providing that such installations comply with applicable zoning and building regulations.

5. Notwithstanding anything to the contrary contained in the Lease, Tenant shall not be required to subordinate this Lease to future mortgages unless and until the owner and holder of such mortgage agrees to execute a non-disturbance agreement with Tenant, the terms of which shall be mutually agreeable to such mortgagee and Tenant, nor shall Tenant be required to agree to any modification of the Lease.

6. Notwithstanding anything to the contrary contained in the Lease, Tenant shall use its best efforts to cause all trucks servicing the Premises, except for courier and armored car deliveries, to load and unload prior to Tenant's hours of operation. The parties agree that the temporary parking of courier and armored cars in areas other than those areas designated for parking shall not constitute a default by Tenant.

7. Notwithstanding anything to the contrary contained in the Lease, whenever Landlord has reserved the right in the Lease to enact rules and regulations governing the Premises and the building where the Premises are located, such rules and regulations shall be reasonable, nondiscriminatory and be applied uniformly, consistently and equally to all tenants.

8. Notwithstanding anything to the contrary contained in the Lease, Tenant shall have the right to make reasonable interior, non-structural, changes, alterations or modifications to the Premises, without Landlord's consent.

9. Notwithstanding anything to the contrary contained in the Lease, Tenant shall not be required to make any structural repairs or alterations to the Premises which may be required by law, whether presently existing or hereinafter enacted, or otherwise, except as may be required solely by (i) Tenant's failure or neglect to initially construct an addition or alteration in compliance with law, or (ii) Tenant's deliberate misconduct or negligence.

10. Notwithstanding anything to the contrary contained in the Lease, Landlord covenants and agrees that Tenant's proportionate share of real estate taxes shall be based on the real estate taxes due and payable on the date in which the maximum real estate tax discounts are available, if any. Additionally, in the event Landlord successfully obtains a reduction in real estate taxes, Tenant shall be entitled to a refund of the proportionate share of such reduction paid by Tenant.

11. Notwithstanding anything to the contrary contained in the Lease, Landlord agrees that it shall maintain at its sole cost and expense the exterior and all structural portions of the Premises and the areas which surround the Premises in a state of good operation and repair.

12. Notwithstanding anything to the contrary contained in the Lease, Landlord covenants, warrants and agrees that the construction of the Building and all improvements, additions and alterations thereto required hereunder and under the Lease to be made by Landlord shall comply with all laws, rules, regulations, and ordinances under State and Federal laws and that the Building and all improvements thereon shall be free from asbestos and any other hazardous substances.

13. Notwithstanding anything to the contrary contained in the Lease, Landlord covenants, warrants and agrees that any alterations, additions, improvements and/or modifications to the Building or buildings existing or


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

hereafter constructed thereon shall not (i) materially reduce the number of available parking spaces; (ii) obstruct or block in any material fashion the free, unencumbered and direct sight of or access to the Premises (including drive through lanes and ATM locations if any) and Tenant's signage; (iii) unreasonably interfere with Tenant's enjoyment and use of the Premises; or (iv) unreasonably interfere with Tenant's ability to conduct its business from the Premises. Tenant's above waiver shall not apply in any such cases.

14. Landlord warrants and represents that the Landlord has good title to the Premises, the Building, the parking area, driveways and other common areas surrounding the Building to grant to Tenant the rights provided herein and that the Landlord and no other person or corporation has the right to lease the Premises. The Tenant shall have, throughout the term of the Lease, the peaceful and quiet use and possession of the Premises without hindrance on the part of the Landlord, and the Landlord shall warrant and defend the Tenant in such peaceful and quiet use and possession against the claims of all persons claiming by, through, or under the Landlord.

15. Landlord grants to Tenant, its employees, customers and visitors, the right to use all of the common areas of the building and the parking areas, driveways and other common areas surrounding the building. Landlord agrees it will not reduce the parking and common areas more than twenty percent (20%); nor change the lay-out of the parking areas to reduce the number of parking spaces without the prior written consent of Tenant.

16. Notwithstanding anything to the contrary contained in the Lease, when any provisions of the Lease requires the consent or approval of the Landlord, Landlord covenants and agrees that it will not unreasonably withhold such consent or approval. In the event Landlord fails to respond to a request for consent within fifteen (15) days after written demand, such request shall be deemed granted.

         IN WITNESS WHEREOF, Landlord and Tenant have caused this Addendum to be executed by their duly authorized officers on the 13th day of May, 2004.

Witnesses:                                 LANDLORD:
                                           3700 GRAND AVENUE, L.L.C., A FLORIDA
                                           LIMITED LIABILITY COMPANY

/s/ (illegible)                            By:    /s/ A.R. Parrish
-------------------------------------         ----------------------------------
/s/ Georgina Toung                         Name:  A.R. Parrish
-------------------------------------      Title: Manager


                                           TENANT:
                                           POINTE BANK, A FLORIDA BANKING
                                           CORPORATION

/s/ Susan E. Davey                         By:     /s/ Bradley R. Meredith
-------------------------------------         ----------------------------------
/s/ Lois K. Booth                          Name:   Bradley R. Meredith
-------------------------------------      Title:  SVP/Chief Financial Officer


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